EXHIBIT 99.1

FUND.COM INC.

(FORMERLY KNOW AS MEADE TECHNOLOGIES INC.)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

FOR THE PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) TO SEPTEMBER 30, 2007

MEADE TECHNOLOGIES INC.

(FORMERLY KNOW AS MEADE TECHNOLOGIES INC.)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

FOR THE PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) TO SEPTEMBER 30, 2007

[Letterhead of Jewett, Schwartz, Wolfe & Associates
Certified Public Accountants]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

  Meade Technologies Inc.

We have audited the accompanying consolidated balance sheet of Meade Technologies Inc. (A Development Stage Company) as of September 30, 2007 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from September 20, 2007 (inception) through September 30, 2007.  This financial statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Meade Technologies Inc, (A Development Stage Company) as of September 30, 2007 and the results of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Jewett, Schwartz, Wolfe & Associates
Hollywood, Florida
November 9, 2007

MEADE TECHNOLOGIES INC.
(A Development Stage Company)
CONSOLIDATED BALANCE SHEET

September 30, 2007
ASSETS

CURRENT ASSETS
Cash	$-

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Accounts payable	-

TOTAL LIABILITIES	$-

Commitments and Contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; zero
shares issued and outstanding	-
Common stock, $0.00001 par value, 105,000,000 shares authorized;
zero shares issued and outstanding	-
Total stockholders’ equity	-

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$-

The accompanying notes are an integral part of these consolidated financial statements

MEADE TECHNOLOGIES INC.
(A Development Stage Company)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2007
FOR THE PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) TO SEPTEMBER 30, 2007

For the Period from
September 20, 2007
(inception) to
	2007	September 30, 2007

REVENUES	$-	$-

COST OF GOODS SOLD	-	-

GROSS PROFIT	-	-

OPERATING EXPENSES	-	-

OPERATING INCOME	-	-

OTHER EXPENSES	-	-

INCOME TAX PROVISION	-	-

NET INCOME	$-	$-

Weighted Average Common Shares Outstanding:
Basic and diluted

Earnings per share:
Basic and diluted	$-

The accompanying notes are an integral part of these consolidated financial statements

MEADE TECHNOLOGIES INC.
(A Development Stage Company)
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2007
FOR THE PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) TO SEPTEMBER 30, 2007

	(Par value $0.00001) Common Stock		(Par value $0.001) Preferred Stock		Additional	Retained
	Shares	Amount	Shares	Amount	Paid in Capital	Earnings	Total
Stock Issued September 20, 2007	-	$-	-	$-	$-	$-	$-

Net Income	-	-	-	-	-	-	-

September 30, 2007	-	$-	-	$-	$	$-	$-

The accompanying notes re an integral pans or these consolidated financial statements

MEADE TECHNOLOGIES INC.
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED SEPTEMBER 30,2007
FOR THE PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) TO SEPTEMBER 30, 2007

	2007	For the Period from September 20, 2007 (inception) to September 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$-	$-
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Changes in assets and liabilities:	-	-
Net cash provided by (used in) operating activities

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash provided by (used in) investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by (used in) financing activities	-	-

INCREASE IN CASH	-	-

CASH, BEGINNING OF YEAR	-	-

CASH, END OF YEAR	$-	$-

The accompanying notes are an integral part of these consolidated financial statements

MEADE TECHNOLOGIES INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2007
AND FOR PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) TO SEPTEMBER 30, 2007

NOTE 1 -ORGANIZATION

The consolidated financial statements of Meade Technologies Inc. include the accounts of its wholly owned subsidiaries, Meade Online Technologies Inc. (“MOT”), Meade Managed Products Inc. (“MMP”) and Meade Capital Inc. (“MC”).

On September 20, 2007, Meade Technologies Inc. (A Development Stage Company) (“the Company”) was incorporated in the state of Delaware.  The Company is a development stage company.  The Company has not begun the process of operating this business and is still in the process of researching and developing its business and raising capital.

On September 27, 2007, Meade Online Technologies Inc. was incorporated in the state of Delaware.  MOT is a wholly owned operating subsidiary of Meade Technologies Inc. and it was established to acquire the domain name “fund.com“ and other related intellectual property and assets.  The subsidiary will be responsible for operating fund.com’s internet properties.

On September 27, 2007, Meade Managed Products Inc. was incorporated in the state of Delaware.  MMP is a wholly owned operating subsidiary of Meade Technologies Inc. that focuses on asset management advisory services and related products.

On September 27, 2007, Meade Capital Inc. was incorporated in the state of Delaware.  MC is a wholly owned operating subsidiary of MMP that serves as an investment vehicle for the purposes of making active (non-passive) investments in other financial institutions, fund management companies or, in certain instances, products offered or managed by either.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America.  Significant accounting policies are as follows:

Basis of Presentation

The Company has not produced any revenue from its principal business and is a development stage company as defined by the Statement of Financial Accounting Standards (SFAS) No. 7 “Accounting and Reporting by Development Stage Enterprises.”

Principles of Consolidation

The consolidated financial statements include the accounts of Meade Technologies, Inc. and its wholly owned subsidiaries.  All material intercompany accounts and transactions are eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes product revenue in accordance with Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition in Financial Statement” which established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied and collection is reasonably assured.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At September 30, 2007, there were no cash and cash equivalents.  Cash and cash equivalents are defined to include cash on hand and cash in the bank.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method.  When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized thereon.  Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The range of estimated useful lives to be used to calculate depreciation for principal items of property and equipment are as follow:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years
Leasehold improvements	5 Years

Advertising Costs

All advertising costs are charged to expense as incurred.  There was no advertising expense for the period ended September 30, 2007.

Research and Development

Costs are expensed as incurred.  There were no research and development expense for the period ended September 30, 2007.

Income Taxes

Deferred income taxes are recognized based on the provisions of SFAS No. 109, “Accounting for Income Taxes” (“SFAS 109”) for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period.  Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.  As of September 30, 2007, there were no potential dilutive instruments that could result in share dilution.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sate or liquidation.

The carrying amounts of financial instruments, including cash, accounts payable and accrued expenses approximate fair value because of the relatively short maturity of the instruments.  As of September 30, 2007 the Company had no financial instruments.

Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or will be required to adopt in the future are summarized below.

In February 2007, the PASS issued SEAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value with the changes in fair value recognized in earnings at each subsequent reporting date.  SFAS 159 provides an opportunity to mitigate potential volatility in earnings caused by measuring related assets and liabilities differently, mid it may reduce the need for applying complex hedge accounting provisions.  If elected, SFAS 159 is effective for fiscal years beginning after November 15, 2007.  Management is currently evaluating the impact that this statement may have on the Company results consolidated of operations and financial position, and has yet to make a decision on the elective adoption of SFAS 159.

In October 10, 2006 FASB Staff Position issued FSP FAS 123(R)-5 “Amended of FASB Staff Position FAS 123(R)-1 “Classification and Measurement of Freestanding Financial Instruments Originally issued in Exchange of Employee Services under FASB Statement No. 23(R)”.  The FSP provides that instruments that were originally issued as employee compensation mid then modified, and that modification is made to the terms of the instrument solely to reflect an equity restructuring that occurs when the holders are no longer employees, then no change in the recognition or the measurement (due to a change in classification) of those instruments will result if both of the following conditions are met: (a).  There is no increase in fair value of the award (or the ratio of intrinsic value to the exercise price of the award is preserved, that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in contemplation of an equity restructuring; and (b).  All holders of the same class of equity instruments (for example, stock options) are treated in the same manner.  The provisions in this FSP shall be applied in the first reporting period beginning after the date the FSP is posted to the FASB website.  The Company does not expect the adoption of FSP FAS 123(R)-5 to have a material impact on its consolidated results of operations and financial condition.

In September 2006, the FASB issued SPAS No. 157, “Fair Value Measurements” (SFAS 157).  SFAS 157 provides guidance for using fair value to measure assets and liabilities.  SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings.  SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009.  The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

In September 2006, the Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (SAB 108).  SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment.  SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company’s balance sheet and statement of operations and the related financial statement disclosures.  Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006.  The Company does not expect the adoption of SAB 108 to have a material impact on its consolidated results of operations and financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48).  FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements.  It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption.  FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008.  The Company is currently evaluating the effect that the adoption of FIN 48 will have on its consolidated results of operations and financial condition and is not currently in a position to determine such effects, if any.

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06-3 (EITF 06-3), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation).”  EITF 06-3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer.  EITF 06-3 allows companies to present taxes either gross within revenue and expense or net.  If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis.  EITF 06-3 is required to be adopted during the first quarter or fiscal year 2008.  The Company is a development stage and taxes are currently not material to the Company’s consolidated financial statements.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets -— an amendment of FASB Statement No. 140” (“SFAS 156”).  SPAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specific situations.  Additionally, the servicing asset or servicing liability is initially measured at fair value; however, an entity may elect the “amortization method” or “fair value method” for subsequent reporting periods.  SFAS 156 is effective beginning Fiscal year 2008.  The Company does not expect the adoption of SFAS 156 to have a material effect on its consolidated results of operations and financial condition.

In May 2005, the Financial Accounting Standards Board (FASB) issued SFAS No. 154, “Accounting Changes and Error Corrections” (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, “Accounting Changes,” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28.”  SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error.  SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  The Company has adopted SFAS 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its consolidated results of operations and financial condition.

NOTE 4 -- SUBSEQUENT EVENT

Equity

Subsequent to September 30, 2007 and through November 30, 2007 the Company issued a total of 30,050,500 common shares and 2,500,000 preferred series A shares.

The issuances consisted of the follows:

•	18,700,000 shares common stock to its founders totaling $1,564;

•	5,000,000 shares common stock and 2,500,000 shares preferred series A through private placement for $2.00 per unit totaling $10,000,000;

•	10,050,500 shares common stock through a second private placement for $2.00 per share totaling $20,101,000.

Cash proceeds of $20,000,000 were deposited into a fixed Certificate of Deposit with an interest rate of 5.00% per annum, for a term of three years.

Intellectual Property Asset:

The Company acquired the domain name “fund.com“ and other intangible assets related to intellectual property and trademarks for a total cost of $9,999,950.